ADVANCED SERIES TRUST
AST Bond Portfolio 2015
AST Bond Portfolio 2016
AST Bond Portfolio 2017
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Bond Portfolio 2023
AST Investment Grade Bond Portfolio
AST Prudential Core Bond Portfolio

Supplement dated February 26, 2013 to the Prospectus and Statement of Additional Information dated April 30, 2012, as Supplemented to Date

This Supplement sets forth changes to the Prospectus and Statement of Additional Information (SAI), dated April 30, 2012, as previously supplemented to date, of Advanced Series Trust (the Trust). The following should be read in conjunction with the Prospectus and SAI, as applicable, and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and SAI, respectively.

Effective immediately, the following additions are hereby made to the Trust’s portfolio management:

•	Richard Piccirillo will be added as Portfolio Manager to AST Prudential Core Bond Portfolio,
•	Erik Schiller and David Del Vecchio will be added as Portfolio Managers to the AST Investment Grade Bond Portfolio and each of the Target Maturity Portfolios

To reflect these changes, the Prospectus and SAI are hereby supplemented as follows:

I.	In the Prospectus, the following is added to the end of the Management of the Portfolio section of the Summary for AST Prudential Core Bond Portfolio:
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Richard Piccirillo	Principal and Portfolio Manager	February 2013
AST Investment Services, Inc.

II.	In the Prospectus, the following is added to the end of the Management of the Portfolio section of the Summary for AST Investment Grade Bond Portfolio and each of the Target Maturity Portfolios:
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Erik Schiller	Principal	February 2013
AST Investment Services, Inc.		David Del Vecchio	Vice President and Portfolio Manager	February 2013

III.	In the Prospectus, the following is added to the end of the How the Fund is Managed/Portfolio Managers section for AST Prudential Core Bond Portfolio:

Richard Piccirillo is Principal and portfolio manager for Prudential Fixed Income's Global Rates and Securitized Products Team. He is also senior portfolio manager for Short/Intermediate Core and Core Plus Fixed Income strategies. Mr. Piccirillo has specialized in mortgage-backed securities since joining Prudential Financial in 1993. He also specializes in structured products and is a portfolio manager for multi-sector fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as an analyst at Smith Barney, assisting in overseeing the fixed income trading desks for the planning and analysis department. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.

IV.	In the Prospectus, the following is added to the end of the How the Fund is Managed/Portfolio Managers section for AST Investment Grade Bond Portfolio and the Target Maturity Portfolios:

Erik Schiller, CFA, is Principal for Prudential Fixed Income’s Global Rates and Securitized Products Team, specializing in U.S. government securities, futures, interest rate swaps/derivatives, and agency debentures. Mr. Schiller is senior portfolio manager for the Relative Value Hedge Strategy, a market-neutral hedge strategy focusing on the liquid sectors of the U.S. fixed income market. In this role, which he has held since 2006, he develops portfolio strategy, performs quantitative analysis, and designs and implements trades for this Strategy. Mr. Schiller also manages the U.S. government and derivatives component of multi-sector fixed income portfolios and liability-driven portfolios. Formerly, Mr. Schiller was a Vice President for Prudential Fixed Income’s U.S. Liquidity Sector Team. He had also been a hedge fund analyst in Prudential Fixed Income’s Portfolio Analysis Group. Previously, he worked as an operations associate in the mortgage-backed securities group. Mr. Schiller joined Prudential Financial in 2000. He received a BA in Economics and Mathematics from Hobart College. Mr. Schiller holds the Chartered Financial Analysis (CFA) designation.

David Del Vecchio is a Vice President and portfolio manager for Prudential Fixed Income’s Investment Grade Corporate Bond Team. Mr. Del Vecchio’s responsibilities include intermediate and short corporate strategies as well as corporate security selection in intermediate and short multi-sector strategies. Prior to his current role, Mr. Del Vecchio was a taxable money markets portfolio manager for the Money Markets Group, responsible for managing proprietary fixed income accounts, as well as the securities lending portfolios. Prior to joining the Money Markets Group in 2000, he was responsible for the lending/repurchase agreements of U.S. government, agency, and STRIP securities in Prudential Fixed Income’s Securities Lending Group. Mr. Del Vecchio joined Prudential Financial in 1995. He received a BS in Business Administration with a specialization in Finance from The College of New Jersey, and an MBA in Finance from New York University.

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V.	In the SAI, the following is added to the Portfolio Managers: Other Accounts/Additional Information About the Portfolio Managers – Other Accounts and Fund Ownership section for AST Prudential Core Bond Portfolio:

Adviser/Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Richard Piccirillo	20/$3,068,139,020	28/$1,752,870,562	68/$26,300,491,420	None

VI.	In the SAI, the following is added to the Portfolio Managers: Other Accounts/Additional Information About the Portfolio Managers – Other Accounts and Fund Ownership section for AST Investment Grade Bond Portfolio and each of the Target Maturity Portfolios:

Adviser/Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Erik Schiller, CFA	10/$2,268,710,282	30/$12,908,764,554 2/$1,695,515,083	67/$35,334,540,451 1/$3,660,658	None
	David Del Vecchio	8/$10,360,918,940	15/$2,249,501,272	30/$5,778,970,744 1/$153,959,088	None

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